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   As filed with the Securities and Exchange Commission on: February 13, 1998

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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ------------------------


                                   FORM 8-K/A



                               AMENDMENT NO. 1 TO


                                 CURRENT REPORT


                                  ON FORM 8-K



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                            ------------------------


      Date of Report (Date of earliest event reported): February 12, 1998



                              THE GNI GROUP, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                           0-10735                  76-0232338
(State or other juris-             (Commission              (I.R.S. Employer
diction of incorporation)          File Number)             Identification No.)



2525 BATTLEGROUND ROAD, DEER PARK, TEXAS       77536        (281) 930-0350
(Address of Principal Executive Offices)     (Zip Code)     (Registrant's
                                                            telephone number
                                                            including area code)

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Page 1 of 3 Pages
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                                   FORM 8-K/A
                               AMENDMENT NO 1 TO
                                 CURRENT REPORT
                                  ON FORM 8-K


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements.

                          Not Applicable.

         (b)     Pro forma financial information.

                          Not Applicable.

         (c)     Exhibits.


                 99.* Agreement and Plan of Merger between Green I Acquisition Corp. and The GNI Group, Inc. dated as of February 12, 1998.


Page 2 of 3 pages


         * Filed herewith.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE GNI GROUP, INC.




DATE:  February 27, 1998                 /s/ Carl V Rush, Jr.
       -----------------                 --------------------
                                         Carl V Rush, Jr.
                                         President and CEO


Page 3 of 3 Pages
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                               Index to Exhibits


         99.*     Agreement and Plan of Merger between Green I
                  Acquisition Corp. and The GNI Group, Inc. dated as of February 12, 1998.